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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 13, 2002



                             Metal Management, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                        0-14836                  94-2835068
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(State of incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)


 500 N. Dearborn St., Suite 405, Chicago, Illinois                 60610
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (312) 645-0700



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          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure.


     On August 13, 2002, each of Albert A. Cozzi, Chairman of the Board and Chief Executive Officer, and Robert C. Larry, Executive Vice President, Finance and Chief Financial Officer, of Metal Management, Inc. filed the certification with the Securities and Exchange Commission pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

Limitation on Incorporation by Reference

     The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 13, 2002                   Metal Management, Inc.



                                        By: /s/ Albert A. Cozzi
                                            -----------------------------------
                                            Name: Albert A. Cozzi
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer


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